EXHIBIT 32.2
                      CFO CERTIFICATION AS OF JUNE 27, 2003



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Quarterly Report on Form 10-Q of John H. Harland Company (the "Company") for the period ended June 27, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Senior Vice President and Chief Financial Officer of the Company, certifies that:

      (1) The Report fully complies with the requirements of Section 13(a)or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





/s/ Charles B. Carden                         August 8, 2003
------------------------------                -------------------------
Charles B. Carden                             Date
Senior Vice President and
Chief Financial Officer
















A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to John H. Harland Company and will be retained by John H. Harland Company and furnished to the Securities and Exchange Commission or its staff upon request.